UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2014 (February 24, 2014)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 24, 2014, certain subsidiaries of Mack-Cali Realty, L.P. (together with its subsidiaries, the “Company”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into a series of ten Agreements of Sale and Purchase (the “Purchase Agreements”) with affiliates of Keystone Property Group, L.P. (each, a “Keystone Party” and collectively, the “Keystone Parties”) pursuant to which the Company and the Keystone Parties shall form joint ventures (each, a “Joint Venture” and collectively, the “Joint Ventures”) to acquire title to 15 of the Company’s properties located in New York, New Jersey and Connecticut (each, a “Property” and collectively, the “Properties”).  The Properties consist of 15 office buildings with an aggregate of approximately 2.3 million square feet of office space.

Pursuant to the Purchase Agreements, the Properties will be sold for an aggregate of approximately $230.8 million, consisting of: (i) $201.7 million in cash; and (ii) subordinated equity interests in each of the properties being sold with capital accounts aggregating $22.2 million; and senior pari-passu equity interests in three of the properties being sold aggregating $6.9 million. The cash component of the purchase price is expected to be funded by an estimated $27.7 million aggregate cash contribution to the Joint Ventures by the Keystone Parties, and an estimated $174 million in financing to be secured by certain of the Properties and to be arranged by the Keystone Parties.

The Joint Ventures shall provide: (i) that the approval of the Company shall be required in connection with any major decisions; (ii) that the Company shall receive twenty percent (20%) of any management and construction fees paid to a Keystone Party with respect to any Property and eighty percent (80%) of leasing fees for providing leasing representation; and (iii) for distributions of cash first to the Keystone Parties and the Company until the return of their senior pari-passu equity plus a 15% internal rate of return (“IRR”), second to the Company until the return of its subordinated equity plus a 10% IRR and thereafter 50% to each of the Company and the Keystone Parties. Notwithstanding the cash distribution priority set forth above, distributions of cash will first be made to the members, pro rata, to return any additional cash contributions made by the members above the contributions and interests set forth above plus a 12% IRR. Additional cash contributions require the approval of all members and, if approved, can be made pro rata based upon residual membership interests. Notwithstanding the foregoing, the Company is not obligated to contribute any additional capital to the Joint Ventures. All of the distribution provisions set forth above are on a venture-by-venture basis and are calculated on a separate basis for each Property.

The formation of the Joint Ventures and the completion of the sale of the Properties to the Joint Ventures are subject to the Keystone Parties’ completion of due diligence by March 31, 2014, which may be extended for two 30 day periods, and normal and customary closing conditions.  The consummation of the transactions between the Company and the Keystone Parties also is subject to the waiver or non-exercise of certain rights of first offer with respect to eleven of the Properties by certain affiliates of the Company and other third parties who are limited partners of the Company.

Copies of the Purchase Agreements are filed as Exhibits 10.1 through 10.10 hereto and are incorporated herein by reference.  A copy of the General Partner’s press release dated February 25, 2014 announcing the Company’s entry into the Purchase Agreements is filed herewith as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Talleyrand Realty Associates, L.L.C., as seller, and H’Y2 Talleyrand, LLC, as purchaser.

10.2	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 400 Chestnut Realty L.L.C., as seller, and H’Y2 400 Chestnut Ridge, LLC, as purchaser.

10.3	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 470 Chestnut Realty L.L.C., as seller, and H’Y2 470 Chestnut Ridge, LLC, as purchaser.

10.4	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 530 Chestnut Realty L.L.C., as seller, and H’Y2 530 Chestnut Ridge, LLC, as purchaser.

10.5	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Mack-Cali Taxter Associates, L.L.C., as seller, and H’Y2 Taxter, LLC, as purchaser.

10.6	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Mack-Cali CW Realty Associates, L.L.C., as seller, and H’Y2 570 Taxter, LLC, as purchaser.

10.7	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 1717 Realty Associates L.L.C., as seller, and H’Y2 Route 208, LLC, as purchaser.

10.8	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Knightsbridge Realty L.L.C., as seller, and H’Y2 400 Knightsbridge, LLC, as purchaser.

10.9	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Kemble Plaza II Realty L.L.C., as seller, and H’Y2 400 Mt Kemble, LLC, as purchaser.

10.10	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 1266 Soundview Realty L.L.C., as seller, and H’Y2 Stamford, LLC, as purchaser.

99.1	Press Release of Mack-Cali Realty Corporation dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: February 27, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: February 27, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Talleyrand Realty Associates, L.L.C., as seller, and H’Y2 Talleyrand, LLC, as purchaser.

10.2	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 400 Chestnut Realty L.L.C., as seller, and H’Y2 400 Chestnut Ridge, LLC, as purchaser.

10.3	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 470 Chestnut Realty L.L.C., as seller, and H’Y2 470 Chestnut Ridge, LLC, as purchaser.

10.4	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 530 Chestnut Realty L.L.C., as seller, and H’Y2 530 Chestnut Ridge, LLC, as purchaser.

10.5	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Mack-Cali Taxter Associates, L.L.C., as seller, and H’Y2 Taxter, LLC, as purchaser.

10.6	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Mack-Cali CW Realty Associates, L.L.C., as seller, and H’Y2 570 Taxter, LLC, as purchaser.

10.7	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 1717 Realty Associates L.L.C., as seller, and H’Y2 Route 208, LLC, as purchaser.

10.8	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Knightsbridge Realty L.L.C., as seller, and H’Y2 400 Knightsbridge, LLC, as purchaser.

10.9	Agreement of Sale and Purchase dated as of February 24, 2014 by and between Kemble Plaza II Realty L.L.C., as seller, and H’Y2 400 Mt Kemble, LLC, as purchaser.

10.10	Agreement of Sale and Purchase dated as of February 24, 2014 by and between 1266 Soundview Realty L.L.C., as seller, and H’Y2 Stamford, LLC, as purchaser.

99.1	Press Release of Mack-Cali Realty Corporation dated February 25, 2014.